Principal Variable Contracts Funds, Inc.
Supplement dated December 13, 2021
to the Statement of Additional Information dated May 1, 2021
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE

Effective January 1, 2022, in the Advisor: Principal Global Investors, LLC (Principal® Global Asset Allocation Portfolio Managers) table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Brody Dass (1): SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth Portfolios
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(1) Information as of November 30, 2021

Effective January 1, 2022, in the Ownership of Securities table, add the following alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Brody Dass (1)	SAM Balanced	None
Brody Dass (1)	SAM Conservative Balanced	None
Brody Dass (1)	SAM Conservative Growth	None
Brody Dass (1)	SAM Flexible Income	None
Brody Dass (1)	SAM Strategic Growth	None
(1) Information as of November 30, 2021

On or about February 4, 2022, in the Advisor: Principal Global Investors, LLC (Principal® Global Asset Allocation Portfolio Managers) section, delete all references to Gregory L. Tornga.
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